Exhibit 99.1
Alphabet Announces First Quarter 2022 Results
MOUNTAIN VIEW, Calif. – April 26, 2022 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended March 31, 2022.
Sundar Pichai, CEO of Alphabet and Google, said: “Q1 saw strong growth in Search and Cloud, in particular, which are both helping people and businesses as the digital transformation continues. We’ll keep investing in great products and services, and creating opportunities for partners and local communities around the world.”
Ruth Porat, CFO of Alphabet and Google, said: “We are pleased with Q1 revenue growth of 23% year over year. We continue to make considered investments in Capex, R&D and talent to support long-term value creation for all stakeholders.”
Q1 2022 financial highlights
The following table summarizes our consolidated financial results for the quarters ended March 31, 2021 and 2022 (in millions, except for per share information and percentages; unaudited).

	Quarter Ended March 31,
	2021	2022
Revenues	$55,314	$68,011
Change in revenues year over year	34%	23%
Change in constant currency revenues year over year(1)	32%	26%

Operating income	$16,437	$20,094
Operating margin	30%	30%

Other income (expense), net	$4,846	$(1,160)

Net income	$17,930	$16,436
Diluted EPS	$26.29	$24.62
(1)    Non-GAAP measure. See the table captioned “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” for more details.
Q1 2022 supplemental information (in millions, except for number of employees; unaudited)
Revenues, Traffic Acquisition Costs (TAC) and number of employees

	Quarter Ended March 31,
	2021	2022
Google Search & other	$31,879	$39,618
YouTube ads	6,005	6,869
Google Network	6,800	8,174
Google advertising	44,684	54,661
Google other	6,494	6,811
Google Services total	51,178	61,472
Google Cloud	4,047	5,821
Other Bets	198	440
Hedging gains (losses)	(109)	278
Total revenues	$55,314	$68,011

Total TAC	$9,712	$11,990

Number of employees	139,995	163,906

Segment Operating Results

	Quarter Ended March 31,
	2021	2022
Operating income (loss):
Google Services	$19,546	$22,920
Google Cloud	(974)	(931)
Other Bets	(1,145)	(1,155)
Corporate costs, unallocated	(990)	(740)
Total income from operations	$16,437	$20,094
Stock Repurchase
On April 20, 2022, the Board of Directors of Alphabet authorized the company to repurchase up to an additional $70.0 billion of its Class A and Class C shares in a manner deemed in the best interest of the company and its stockholders, taking into account the economic cost and prevailing market conditions, including the relative trading prices and volumes of the Class A and Class C shares. The repurchases are expected to be executed from time to time, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.
Webcast and conference call information
A live audio webcast of our first quarter 2022 earnings release call will be available on YouTube at https://youtu.be/6X1cAEVor1M. The call begins today at 2:00 PM (PT) / 5:00 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available at http://abc.xyz/investor.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
We also share Google news and product updates on Google’s Keyword blog at https://www.blog.google/, which may be of interest or material to our investors.
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC and is available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. All information provided in this release and in the attachments is as of April 26, 2022. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and percentage change in constant currency revenues. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of foreign exchange rate movements and hedging activities. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation from net cash provided by operating activities to free cash flow” and “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” included at the end of this release.
Contact

Investor relations	Media
investor-relations@abc.xyz	press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	As of December 31,	As of March 31,
	2021	2022
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$20,945	$20,886
Marketable securities	118,704	113,084
Total cash, cash equivalents, and marketable securities	139,649	133,970
Accounts receivable, net	39,304	34,703
Income taxes receivable, net	966	919
Inventory	1,170	1,369
Other current assets	7,054	6,892
Total current assets	188,143	177,853
Non-marketable securities	29,549	30,544
Deferred income taxes	1,284	1,388
Property and equipment, net	97,599	104,218
Operating lease assets	12,959	12,992
Intangible assets, net	1,417	1,313
Goodwill	22,956	23,010
Other non-current assets	5,361	5,778
Total assets	$359,268	$357,096
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,037	$3,436
Accrued compensation and benefits	13,889	9,803
Accrued expenses and other current liabilities	31,236	33,051
Accrued revenue share	8,996	8,116
Deferred revenue	3,288	3,198
Income taxes payable, net	808	4,344
Total current liabilities	64,254	61,948
Long-term debt	14,817	14,791
Deferred revenue, non-current	535	499
Income taxes payable, non-current	9,176	9,406
Deferred income taxes	5,257	2,843
Operating lease liabilities	11,389	11,363
Other long-term liabilities	2,205	2,242
Total liabilities	107,633	103,092
Contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A, Class B, and Class C stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 662,121 (Class A 300,737, Class B 44,665, Class C 316,719) and 658,763 (Class A 300,763, Class B 44,404, Class C 313,596) shares issued and outstanding	61,774	62,832
Accumulated other comprehensive income (loss)	(1,623)	(4,049)
Retained earnings	191,484	195,221
Total stockholders’ equity	251,635	254,004
Total liabilities and stockholders’ equity	$359,268	$357,096

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except share amounts which are reflected in thousands and per share amounts)

	Quarter Ended March 31,
	2021	2022
	(unaudited)
Revenues	$55,314	$68,011
Costs and expenses:
Cost of revenues	24,103	29,599
Research and development	7,485	9,119
Sales and marketing	4,516	5,825
General and administrative	2,773	3,374
Total costs and expenses	38,877	47,917
Income from operations	16,437	20,094
Other income (expense), net	4,846	(1,160)
Income before income taxes	21,283	18,934
Provision for income taxes	3,353	2,498
Net income	$17,930	$16,436

Basic earnings per share of Class A, Class B, and Class C stock	$26.63	$24.90
Diluted earnings per share of Class A, Class B, and Class C stock	$26.29	$24.62
Number of shares used in basic earnings per share calculation	673,220	660,171
Number of shares used in diluted earnings per share calculation	682,071	667,551

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Quarter Ended March 31,
	2021	2022
	(unaudited)
Operating activities
Net income	$17,930	$16,436
Adjustments:
Depreciation and impairment of property and equipment	2,525	3,591
Amortization and impairment of intangible assets	228	191
Stock-based compensation expense	3,745	4,504
Deferred income taxes	1,100	(2,090)
(Gain) loss on debt and equity securities, net	(4,751)	1,437
Other	(255)	140
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	2,794	4,364
Income taxes, net	785	3,820
Other assets	7	(776)
Accounts payable	(982)	(2,373)
Accrued expenses and other liabilities	(3,530)	(3,216)
Accrued revenue share	(444)	(828)
Deferred revenue	137	(94)
Net cash provided by operating activities	19,289	25,106
Investing activities
Purchases of property and equipment	(5,942)	(9,786)
Purchases of marketable securities	(36,426)	(28,462)
Maturities and sales of marketable securities	39,248	29,779
Purchases of non-marketable securities	(646)	(776)
Maturities and sales of non-marketable securities	19	12
Acquisitions, net of cash acquired, and purchases of intangible assets	(1,666)	(173)
Other investing activities	30	355
Net cash used in investing activities	(5,383)	(9,051)
Financing activities
Net payments related to stock-based award activities	(2,184)	(2,916)
Repurchases of stock	(11,395)	(13,300)
Proceeds from issuance of debt, net of costs	900	16,422
Repayments of debt	(937)	(16,420)
Proceeds from sale of interest in consolidated entities, net	10	0
Net cash used in financing activities	(13,606)	(16,214)
Effect of exchange rate changes on cash and cash equivalents	(143)	100
Net increase (decrease) in cash and cash equivalents	157	(59)
Cash and cash equivalents at beginning of period	26,465	20,945
Cash and cash equivalents at end of period	$26,622	$20,886

Reconciliation from net cash provided by operating activities to free cash flow (in millions; unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Quarter Ended March 31, 2022
Net cash provided by operating activities	$25,106
Less: purchases of property and equipment	(9,786)
Free cash flow	$15,320
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.
Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, except percentages; unaudited):
We provide non-GAAP constant currency revenues and the non-GAAP percentage change in constant currency revenues because they facilitate the comparison of current results to historic performance by excluding the effect of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.
Comparison from the Quarter Ended March 31, 2020 to the Quarter Ended March 31, 2021

	Quarter Ended		% Change from Prior Year
	March 31, 2020	March 31, 2021
EMEA revenues	$12,845	$17,031	33%
EMEA constant currency revenues		16,102	25%

APAC revenues	7,238	10,455	44%
APAC constant currency revenues		10,092	39%

Other Americas revenues	2,157	2,905	35%
Other Americas constant currency revenues		3,096	44%

United States revenues	18,870	25,032	33%

Hedging gains (losses)	49	(109)
Total revenues	$41,159	$55,314	34%
Revenues, excluding hedging effect	$41,110	$55,423
Exchange rate effect		(1,101)
Total constant currency revenues		$54,322	32%

Comparison from the Quarter Ended March 31, 2021 to the Quarter Ended March 31, 2022

	Quarter Ended
	March 31, 2021	March 31, 2022	% Change from Prior Year
EMEA revenues	$17,031	$20,317	19%
EMEA constant currency revenues		21,628	27%

APAC revenues	10,455	11,841	13%
APAC constant currency revenues		12,440	19%

Other Americas revenues	2,905	3,842	32%
Other Americas constant currency revenues		3,923	35%

United States revenues	25,032	31,733	27%

Hedging gains (losses)	(109)	278
Total revenues	$55,314	$68,011	23%
Revenues, excluding hedging effect	$55,423	$67,733
Exchange rate effect		1,991
Total constant currency revenues		$69,724	26%
Comparison from the Quarter Ended December 31, 2021 to the Quarter Ended March 31, 2022

	Quarter Ended
	December 31, 2021	March 31, 2022	% Change from Prior Quarter
EMEA revenues	$23,153	$20,317	(12)%
EMEA constant currency revenues		20,836	(10)%

APAC revenues	12,732	11,841	(7)%
APAC constant currency revenues		11,975	(6)%

Other Americas revenues	4,447	3,842	(14)%
Other Americas constant currency revenues		3,854	(13)%

United States revenues	34,790	31,733	(9)%

Hedging gains (losses)	203	278
Total revenues	$75,325	$68,011	(10)%
Revenues, excluding hedging effect	$75,122	$67,733
Exchange rate effect		665
Total constant currency revenues		$68,398	(9)%
Non-GAAP constant currency revenues and percentage change: We define non-GAAP constant currency revenues as total revenues excluding the effect of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue percentage change on year-on-year and quarter-on-quarter basis. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging effect recognized in the current quarter. Constant currency revenue percentage change is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging effect recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions; unaudited):

	Quarter Ended March 31,
	2021	2022
Interest income	$345	$414
Interest expense	(76)	(83)
Foreign currency exchange gain (loss), net	113	(73)
Gain (loss) on debt securities, net	(86)	(367)
Gain (loss) on equity securities, net(1)	4,837	(1,070)
Performance fees	(665)	233
Income (loss) and impairment from equity method investments, net	5	(89)
Other	373	(125)
Other income (expense), net	$4,846	$(1,160)
(1)Includes all gains and losses, unrealized and realized, on equity investments. For Q1 2022, the net effect of the loss on equity securities of $1,070 million and the $233 million reversal of previously accrued performance fees related to certain investments decreased the provision for income tax, net income, and diluted EPS by $176 million, $661 million, and $0.99, respectively. Fluctuations in the value of our investments may be affected by market dynamics and other factors and could significantly contribute to the volatility of OI&E in future periods.
Segment results
The following table presents our revenues and operating income (loss) (in millions; unaudited):

	Quarter Ended March 31,
	2021	2022
Revenues:
Google Services	$51,178	$61,472
Google Cloud	4,047	5,821
Other Bets	198	440
Hedging gains (losses)	(109)	278
Total revenues	$55,314	$68,011
Operating income (loss):
Google Services	$19,546	$22,920
Google Cloud	(974)	(931)
Other Bets	(1,145)	(1,155)
Corporate costs, unallocated	(990)	(740)
Total income from operations	$16,437	$20,094
We report our segment results as Google Services, Google Cloud, and Other Bets:
•Google Services includes products and services such as ads, Android, Chrome, hardware, Google Maps, Google Play, Search, and YouTube. Google Services generates revenues primarily from advertising; sales of apps and in-app purchases, digital content products, and hardware; and fees received for subscription-based products such as YouTube Premium and YouTube TV.
•Google Cloud includes Google’s infrastructure and platform services, collaboration tools, and other services for enterprise customers. Google Cloud generates revenues from fees received for Google Cloud Platform services, Google Workspace collaboration tools, and other enterprise services.
•Other Bets is a combination of multiple operating segments that are not individually material. Revenues from Other Bets are generated primarily from the sale of health technology and internet services.
Unallocated corporate costs primarily include corporate initiatives, corporate shared costs, such as finance and legal, including certain fines and settlements, as well as costs associated with certain shared R&D activities. Additionally, hedging gains (losses) related to revenue are included in corporate costs.